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                                                                    EXHIBIT 10.3

                                 AMENDMENT NO. 1
                                     to the
                          REGISTRATION RIGHTS AGREEMENT
                        dated as of May 16, 2001 between
                         NEXT LEVEL COMMUNICATIONS, INC
                                       and
                                  MOTOROLA, INC

        This AMENDMENT NO. 1, dated as of October 24, 2001, is entered into in respect of the Registration Rights Agreement dated as of May 16, 2001 (the "Registration Rights Agreement") between NEXT LEVEL COMMUNICATIONS, INC., a Delaware corporation ("Next Level") and MOTOROLA, INC., a Delaware corporation ("Motorola").

        In exchange for Motorola's guarantee (the "Motorola Guarantee") of Next Level's obligation to the Northwestern Mutual Life Insurance Company, which obligation was incurred by Next Level in connection with a Twenty Million Dollar ($20,000,000) real estate financing, Next Level has granted to Motorola warrants to purchase Four Hundred Thousand (400,000) shares of Common Stock, par value $0.01 per share, of Next Level subject to the terms and conditions set forth in the Next Level Communications, Inc. Common Stock Purchase Warrant, dated as of the date herewith, by and between Next Level as issuer and Motorola as warrantholder. In connection therewith, Next Level and Motorola hereby agree to amend the Registration Rights Agreement as follows:

                                    Section 1
                                   Definitions

        Except as otherwise provided herein, terms defined in the Registration Rights Agreement are used herein as defined there.

                                    Section 2
                                   Amendments

        2.1 The second paragraph of the recitals to the Registration Rights Agreement is hereby deleted in its entirety and replaced with the following:

               WHEREAS, in connection with the Credit Agreement dated as of May 16, 2001, by and between Next Level and Motorola (the "Credit Agreement"), Next Level has granted to Motorola warrants to purchase Seven Million Five Hundred Thousand (7,500,000) shares of Common Stock, par value $0.01 per share, of Next Level (as further defined herein, the "Common Stock") subject to the terms and conditions set forth therein; and

               WHEREAS, in connection with Motorola's guarantee (the "Motorola Guarantee") of Next Level's obligation to the Northwestern Mutual Life Insurance Company, which obligation was incurred by Next Level in connection with a Twenty Million Dollar ($20,000,000) real estate financing, Next Level has granted to Motorola warrants to purchase an additional Four Hundred Thousand (400,000) shares of the Common Stock, par value $0.01 per share, of Next Level subject to the terms and conditions set forth therein (such warrants, together with the warrants issued pursuant to the Credit Agreement, are referred


          Amendment No. 1 to May 16, 2001 Registration Rights Agreement
                                   Page 1 of 2

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               to collectively, as the "Warrants," as such term is further defined below);

        2.2 The definition of "Warrant" in Section 1.1 of the Registration Rights Agreement is hereby amended in its entirety to read as follows:

               ""Warrant" means any of those certain warrants granted by Next Level to Motorola pursuant to the Credit Agreement and/or in connection with the Motorola Guarantee and any warrants issued in substitution for, or replacement for, such warrants."

                                    Section 3
                                  Miscellaneous

        Except as expressly herein provided, the Registration Rights Agreement shall remain unchanged and in full force and effect. This Amendment No. 1 may be executed in any number of counterparts, all of which taken together shall constitute one and the same amendatory instrument and any of the parties hereto may execute this Amendment No. 1 by signing any such counterpart. This Amendment No. 1 may be executed and delivered by facsimile. This Amendment No. 1 shall be governed by, and construed in accordance with, the law of the State of New York.

        IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 to be duly executed as of the day and year first above written.

                                      NEXT LEVEL COMMUNICATIONS, INC.

                                      By: /s/   Keith A. Zar
                                         ---------------------------------------
                                         Name:  Keith A. Zar
                                         Title: Senior Vice President


                                      MOTOROLA, INC.

                                      By: /s/   Garth L. Milne
                                         ---------------------------------------
                                         Name:  Garth L. Milne
                                         Title: Senior Vice President and
                                                Treasurer

          Amendment No. 1 to May 16, 2001 Registration Rights Agreement
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